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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                  April 22,1999

                              The IXATA Group, Inc.
                       (Formerly SecurFone America, Inc.)
             (Exact name of registrant as specified in its charter)



          DELAWARE               33-83526                95-4453386
(State or other jurisdiction    (Commission             (IRS Employer
    of Incorporation)           File Number)        Identification Number)

                     8080 Dagget Street San Diego, CA 92111
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 677-5580
                                   ----------
              (Registrant's telephone number, including area code)

         =============================================================

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 30, 1999, The IXATA Group, Inc., formerly SecurFone America, Inc. (the "Company"), executed an agreement with Teledata World Services, Inc. ("Teledata") (OTC/BB:TWOS), to sell certain prepaid cellular assets to Teledata for cash and Teledata common stock. The transaction was closed on April 22, 1999. Under the terms of the agreement, the Company sold its wholly-owned subsidiary, SecurFone, Inc., to Teledata for $498,000 in cash, 600,000 shares of Teledata common stock, and the option to sell the stock back to Teledata at a price of $2.50 per share effective one year from the date of the transaction if the market price of the Teledata stock is less than $2.50 per share. SecurFone, Inc. assets include certain cellular service resale agreements, the Company's Miami customer service center, rights to the Buy-The-Minute-TM- product and selected distribution channels. The asset sale improved the Company's balance sheet and was consistent with the Company's new business objective pursuing opportunities in the Internet and electronic commerce markets.

         A description of the transaction is set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

          (b) PRO FORMA FINANCIAL INFORMATION.

               (1) UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION OF THE IXATA GROUP, INC. (FORMERLY SECURFONE AMERICA, INC.)

                    The following unaudited pro forma condensed financial information is being filed herewith:

                                                                           Page:

                    Unaudited Pro Forma Condensed Balance Sheet at March
                    31, 1999                                                  4

                    Unaudited Pro Forma Condensed Statement of Operations
                    for the Three Months Ended March 31, 1999                 5

                    Unaudited Pro Forma Condensed Statement of Operations
                    for the Year Ended December 31, 1998                      6

                    Notes to Unaudited Pro Forma Condensed Financial
                    Information                                               7


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

             (c)    EXHIBITS

             10.1 Purchase Agreement, dated February 1999, between the Company and Teledata (incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 (File No. 033-83526) (the "1998 10-KSB"))

             10.2 Security Agreement, dated February 1999, between the Company and Teledata (incorporated by reference to the Company's 1998 10-KSB)

             10.3 Secured Promissory Note of the Company in the original principal amount of $248,000, dated February 1999, payable to Teledata(incorporated by reference to the Company's 1998 10-KSB)

             10.4 First Amendment to Purchase Agreement, dated April 15, 1999, between the Company and Teledata (incorporated by reference to the Company's 1998 10-KSB)



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE IXATA GROUP, INC.
                                    (FORMERLY SECURFONE AMERICA, INC.)



                                    By: /S/ PAUL B. SILVERMAN
                                    -----------------------
                                    Paul B. Silverman
                                    Chief Executive Officer

Date: March 13, 2000

                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION


The unaudited pro forma information set forth below gives effect to the sale of certain prepaid cellular assets to Teledata for cash and restricted common stock. The unaudited pro forma consolidated financial information set forth below reflects certain adjustments, including adjustment to restructure the operations of the Company after electing not to pursue prepaid cellular operations further. The Company will focus its efforts on the business-to-business e-commerce opportunities presented in conjunction with the IXATA, Inc. acquisition.

A description of the IXATA, Inc. transaction, by reference, is set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 filed with the Securities and Exchange Commission on September 28, 1999.


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

The IXATA Group, Inc.
(a development stage company)
(Formerly SecurFone America, Inc.)
Unaudited Pro Forma Balance Sheet
 March 31, 1999

                                                     -----------------------------------------------------------------------------
                                                            HISTORICAL                  PRO FORMA                 PRO FORMA
                                                                                       ADJUSTMENTS
                                                     -----------------------------------------------------------------------------
CURRENT ASSETS
   Cash                                                               $ 5,869  1              $ 133,268                 $ 139,137
   Accounts receivable                                                  8,853                         -                     8,853
   Marketable equity securities                                             -  1                300,000                   300,000
                                                     -------------------------    ----------------------     ---------------------

TOTAL CURRENT ASSETS                                                   14,722                   433,268                   447,990

FIXED ASSETS - NET                                                    155,337  1                (88,581)                   66,756

OTHER ASSETS
   Deposits                                                             1,225                         -                     1,225
                                                     -------------------------    ----------------------     ---------------------

TOTAL OTHER ASSETS                                                      1,225                         -                     1,225
                                                     -------------------------    ----------------------     ---------------------

TOTAL ASSETS                                                        $ 171,284                 $ 344,687                 $ 515,971
                                                     =========================    ======================     =====================


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Current portion long term debt                                    $ 64,193                       $ -                  $ 64,193
   Notes payable                                                    1,000,983  1               (364,732)                  636,251
   Accounts payable and accrued liabilities                           558,737                         -                   558,737
   Accrued payroll - officers                                         114,246                         -                   114,246
                                                     -------------------------    ----------------------     ---------------------

TOTAL CURRENT LIABILITIES                                           1,738,159                  (364,732)                1,373,427

LONG-TERM LIABILITIES
   Capital leases, less current portion                                45,274                         -                    45,274
   Notes payable, less current portion                              1,000,000                         -                 1,000,000
                                                     -------------------------    ----------------------     ---------------------

TOTAL LONG-TERM LIABILITIES                                         1,045,274                         -                 1,045,274
                                                     -------------------------    ----------------------     ---------------------

TOTAL LIABILITIES                                                   2,783,433                  (364,732)                3,418,701

STOCKHOLDERS' DEFICIT
   Common stock                                                         6,092                         -                     6,092
   Additional paid-in capital                                       4,363,315                         -                 4,363,315
   Additional paid-in capital - Stock options                       2,874,475                         -                 2,874,475
   Accumulated deficit during development stage                    (9,856,031)                  709,419                (9,146,612)
                                                     -------------------------    ----------------------     ---------------------

STOCKHOLDERS' DEFICIT                                              (2,612,149)                  709,419                (1,902,730)
                                                     -------------------------    ----------------------     ---------------------

LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 171,284                 $ 344,687                 $ 515,971
                                                     =========================    ======================     =====================

The IXATA Group, Inc.
(a development stage company)
(Formerly SecurFone America, Inc.)
Unaudited Pro Forma Statement of Operations
For the Three Months Ended March 31, 1999

                                                    -------------------------------------------------------------------------------
                                                        HISTORICAL                  PRO FORMA                     PRO FORMA
                                                                                   ADJUSTMENTS
                                                    -------------------------------------------------------------------------------
REVENUES                                                      $ 22,642    2                $ (22,642)                          $ -

COST OF SALES                                                   55,809    2                  (55,809)                            -
                                                    -------------------------------------------------------------------------------

GROSS PROFIT (LOSS)                                            (33,167)                       33,167                             -

OPERATING EXPENSES
   General and administrative expenses                         301,515    2                 (228,813)                       72,702
   Restructuring charges                                             -    2                  261,980                       261,980
                                                    -------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                       301,515                        33,167                       334,682
                                                    -------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                          (334,682)                            -                      (334,682)
                                                    -------------------------------------------------------------------------------

OTHER INCOME (EXPENSES)
   Gain on sale of subsidiary assets                                 -    1                  709,419                       709,419
   Interest expense                                           (101,126)                            -                      (101,126)
                                                    -------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                                 (101,126)                      709,419                       608,293
                                                    -------------------------------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS BEFORE
     INCOME TAXES AND EXTRAORDINARY ITEM                      (435,808)                      709,419                       273,611

PROVISION FOR INCOME TAXES                                       1,600                             -                         1,600
                                                    -------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE EXTRAORDINARY ITEM                                (437,408)                      709,419                       272,011

EXTRAORDINARY ITEM
   Extraordinary gain on extinguishment
     of debt, net of income tax of $0                           43,451                             -                        43,451
                                                    -------------------------------------------------------------------------------

NET INCOME (LOSS)                                           $ (393,957)                    $ 709,419                     $ 315,462
                                                    ===============================================================================


BASIC INCOME (LOSS) PER SHARE
   Loss before extraordinary item                              $ (0.07)                                                     $ 0.04
                                                    ===================                                     =======================
   Extraordinary item                                           $ 0.01                                                      $ 0.01
                                                    ===================                                     =======================
   Net Loss                                                    $ (0.06)                                                     $ 0.05
                                                    ===================                                     =======================

FULLY DILUTED INCOME (LOSS) PER SHARE
   Loss before extraordinary item                              $ (0.07)                                                     $ 0.04
                                                    ===================                                     =======================
   Extraordinary item                                           $ 0.01                                                      $ 0.01
                                                    ===================                                     =======================
   Net Loss                                                    $ (0.06)                                                     $ 0.05
                                                    ===================                                     =======================


Weighted Ave. Number of Shares - Basic                       6,091,881                                                   6,091,881
                                                    ===================                                     =======================
Weighted Ave. Number of Shares - Fully Diluted               6,151,881                                                   6,151,881
                                                    ===================                                     =======================

The IXATA Group, Inc.
(a development stage company)
(Formerly SecurFone America, Inc.)
Unaudited Pro Forma Statement of Operations
For the Three Months Ended March 31, 1999

                                                       HISTORICAL                      PRO FORMA                   PRO FORMA
                                                                                       ADJUSTMENTS
                                                 ---------------------------------------------------------------------------------
REVENUES                                                    $ 367,358    2               $ (367,358)                   $        -

COST OF SALES                                                 476,728    2                 (476,728)                            -
                                                 ---------------------------------------------------------------------------------

GROSS PROFIT (LOSS)                                          (109,370)                      109,370                             -

OPERATING EXPENSES
   General and administrative expenses                      2,437,287    2               (2,437,287)                            -
   Stock-based compensation                                 1,620,000    2               (1,620,000)                            -
   Restructuring charges                                            -    2                4,166,657                     4,166,657
                                                 ---------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    4,057,287                       109,370                     4,166,657
                                                 ---------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                       (4,166,657)                            -                    (4,166,657)

OTHER INCOME (EXPENSES)
   Gain on sale of subsidiary assets                                -    1                  709,419                       709,419
   Other income - net                                         150,000                             -                       150,000
   Interest expense                                          (288,286)                            -                      (288,286)
                                                 ---------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                                (138,286)                      709,419                       571,133

PROVISION FOR INCOME TAXES                                          -                             -                             -
                                                 ---------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE EXTRAORDINARY ITEM                           $ (4,304,943)                    $ 709,419                  $ (3,595,524)
                                                 =================================================================================


BASIC AND FULLY DILUTED LOSS PER SHARE
   Net Loss                                                   $ (0.72)                                                    $ (0.60)
                                                 =====================                                     =======================

Weighted Ave. Number of Shares                              5,949,174                                                   5,949,174
                                                 =====================                                     =======================

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

Pro forma adjustments for the balance sheet as of March 31, 1999 and the statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 are as follows:

               (1) Reflects the sale of certain assets held in the Company's wholly-owned subsidiary, SecurFone, Inc., to Teledata, World Services, Inc. (an unrelated entity). Fixed assets used in the prepaid cellular phone efforts were sold for $498,000 in cash and $300,000 of fair value restricted common shares. Teledata advanced cash proceeds of $364,732 to the Company prior to the closing of the agreement (April 22, 1999). Upon the close, the remaining proceeds of $133,268 were paid and the advances reduced the related debt on the Company's balance sheet. The sale of the subsidiary's assets resulted in realized gain of approximately $709,000.

               (2) Subsequent to the sale of SecurFone, Inc. to Teledata, the Company's management elected not to pursue prepaid cellular operations further. Therefore, all revenue and expenses related to the cellular operations was reclassified to be shown as a restructuring charge in the operating expense section of the statement of operations.


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